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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  June 8, 2000
                                                   ------------

                              CVI Technology, Inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-25855                                            91-1696010
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(Commission File Number)                       (IRS Employee Identification No.)

6830 Spencer Street, Las Vegas, Nevada                              89119
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code  (702) 733-7195
                                                    --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.      OTHER EVENTS

           On June 8, 2000, Casinovations, Inc., a wholly-owned subsidiary of CVI Technology, Inc. (the "Company") announced the completion of the development of a new shuffler model, the Continuous Random Ejection Shuffler(TM). The Company anticipates regulatory approval and the installation of several units for customer evaluation near the end of June 2000.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

(b)      Pro Forma Financial Information.

                  Not Applicable.

(c)      Exhibits.

                  Not Applicable.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CVI TECHNOLOGY, INC.
                                                (Registrant)



Date:  June 9, 2000                By:     /s/ Steven J. Blad
                                           -------------------------------------
                                           Steven J. Blad
                                           President and Chief Executive Officer